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     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MAY 14, 1998

                                           REGISTRATION STATEMENT NO. 333-
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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            ------------------------

                                    FORM S-3
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933

                            ------------------------

                       UNION PACIFIC RESOURCES GROUP INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

           UTAH                       1311                    13-2647483
      (STATE OR OTHER           (PRIMARY STANDARD          (I.R.S. EMPLOYER
      JURISDICTION OF              INDUSTRIAL           IDENTIFICATION NUMBER)
     INCORPORATION OR      CLASSIFICATION CODE NUMBER)
       ORGANIZATION)

                            ------------------------

                                                 JOSEPH A. LASALA, JR.
                                           VICE PRESIDENT, GENERAL COUNSEL
                                                     AND SECRETARY
           801 CHERRY STREET               UNION PACIFIC RESOURCES GROUP INC.
        FORT WORTH, TX 76102-6203                  801 CHERRY STREET
             (817) 877-6000                     FORT WORTH, TX 76102-6203
   (ADDRESS, INCLUDING ZIP CODE, AND                 (817) 877-6000
TELEPHONE NUMBER, INCLUDING AREA CODE,  (NAME, ADDRESS, INCLUDING ZIP CODE, AND
      OF REGISTRANT'S PRINCIPAL          TELEPHONE NUMBER, INCLUDING AREA CODE,
          EXECUTIVE OFFICES)                      OF AGENT FOR SERVICE)

                            ------------------------

                                    Copy to:

                             JOHN T. GAFFNEY, ESQ.
                            CRAVATH, SWAINE & MOORE
                       WORLDWIDE PLAZA, 825 EIGHTH AVENUE
                            NEW YORK, NEW YORK 10019
                                 (212) 474-1000

                            ------------------------

     APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: As soon as practicable after the Registration Statement becomes effective.


                            ------------------------

     If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. / /

     If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, please check the following box. / /

     If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act of 1933, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. /x/ 333-2984; 333-22655

     If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act of 1933, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. / /

     If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. / /

                            ------------------------

                        CALCULATION OF REGISTRATION FEE

                                                    PROPOSED
  TITLE OF EACH                       PROPOSED      MAXIMUM
      CLASS                           MAXIMUM       AGGREGATE
 OF SECURITIES TO   AMOUNT TO BE  OFFERING PRICE    OFFERING       AMOUNT OF
  BE REGISTERED      REGISTERED     PER UNIT(1)     PRICE(1)    REGISTRATION FEE
------------------  ------------  --------------  ------------  ----------------

Debt Securities...  $180,000,000        100%      $180,000,000      $53,100

(1) Estimated solely for the purpose of computing the amount of the registration fee pursuant to Rule 457(c).

                       STATEMENT PURSUANT TO RULE 429(B)

     The prospectus contained in this registration statement is a combined prospectus which covers Debt Securities of the Registrant heretofore covered by Registration Statement No. 333-2984 (in the amount of $150,000,000, with a filing fee of $51,724) and Registration Statement No. 333-22655 (in the amount of $750,000,000, with a filing fee of $227,273).

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               INCORPORATION OF CERTAIN INFORMATION BY REFERENCE

     This Registration Statement is being filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended. The contents of the Registration Statements on Form S-3 (Reg. Nos. 333-2984 and 333-22655) filed by Union Pacific Resources Group Inc. (the 'Company') with the Securities and Exchange Commission, including the exhibits thereto, are incorporated herein by reference.

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                                    PART II
                     INFORMATION NOT REQUIRED IN PROSPECTUS

     (a) Exhibits

     All exhibits filed with or incorporated by reference in Registration Statements Nos. 333-2984 and 333-22655 are incorporated by reference into, and shall be deemed part of, this registration statement, except the following which are filed herewith:

EXHIBIT
NUMBER   DESCRIPTION
-------  -----------------------------------------------------------------------

   5.1   --  Opinion of Mark L. Jones as to the validity of the Debt Securities

  23.1   --  Consent of Deloitte & Touche LLP

  23.2   --  Consent of Arthur Andersen LLP

  23.3   --  Consent of Mark L. Jones (included in Exhibit 5.1)

  24     --  Powers of Attorney for certain Directors and Officers of Union
             Pacific Resources Group Inc.

                                      II-1

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                                   SIGNATURES

     PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THE REGISTRANT CERTIFIES THAT IT HAS REASONABLE GROUNDS TO BELIEVE THAT IT MEETS ALL OF THE REQUIREMENTS FOR FILING ON FORM S-3 AND HAS DULY CAUSED THIS REGISTRATION STATEMENT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DUTY AUTHORIZED, IN THE CITY OF FORTH WORTH, STATE OF TEXAS, ON MAY 14, 1998.

                                          UNION PACIFIC RESOURCES GROUP INC.

                                          By:        /s/ MORRIS B. SMITH
                                              ----------------------------------
                                                       Morris B. Smith
                                                     Vice President and
                                                   Chief Executive Officer

     PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THIS REGISTRATION STATEMENT HAS BEEN SIGNED BELOW BY THE FOLLOWING PERSONS IN THE CAPACITIES AND ON THE DATES INDICATED:

         SIGNATURE                           TITLE                      DATE
---------------------------  -------------------------------------  ------------

    /s/ JACK L. MESSMAN      Chairman, Chief Executive Officer and  May 14, 1998
---------------------------  (Principal Executive Officer)
      Jack L. Messman

    /s/ MORRIS B. SMITH      Vice President and Chief Financial     May 14, 1998
---------------------------  Officer (Principal Accounting and
      Morris B. Smith        Financial Officer)

             *               Director                               May 14, 1998
---------------------------
     H. Jesse Arnelle

             *               Director                               May 14, 1998
---------------------------
      Lynne V. Cheney

             *               Director                               May 14, 1998
---------------------------
   Preston M. Geren III

                             Director                               May   , 1998
---------------------------
     Lawrence M. Jones

             *               Director                               May 14, 1998
---------------------------
        Drew Lewis

             *               Director                               May 14, 1998
---------------------------

    Claudine B. Malone

             *               Director                               May 14, 1998
---------------------------
John W. Poduska, Sr., Ph.D.

                             Director                               May   , 1998
---------------------------
     Michael E. Rossi

             *               Director                               May 14, 1998
---------------------------
     Samuel K. Skinner

             *               Director                               May 14, 1998
---------------------------
     James R. Thompson

     Mark L. Jones, by signing his name hereto, does hereby sign and execute this Registration Statement on behalf of each of the above-named officers and Directors of Union Pacific Resources Group Inc., pursuant to powers of attorney executed by each of such officers and Directors and filed with the Securities and Exchange Commission as an exhibit to this Registration Statement.

By:    /s/ MARK L. JONES                                            May 14, 1998
    -----------------------
         Mark L. Jones
       Attorney-in-Fact

                                      II-2

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                               INDEX TO EXHIBITS

EXHIBIT
NUMBER   DESCRIPTION
-------  -----------------------------------------------------------------------

   5.1   --  Opinion of Mark L. Jones as to the validity of the Debt Securities

  23.1   --  Consent of Deloitte & Touche LLP

  23.2   --  Consent of Arthur Andersen LLP

  23.3   --  Consent of Mark L. Jones (included in Exhibit 5.1)

  24     --  Powers of Attorney for certain Directors and Officers of Union
             Pacific Resources Group Inc.